UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

ALLIANCEBERNSTEIN GLOBAL BOND FUND INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2010

Date of reporting period: March 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Bond Fund

March 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 25, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Bond Fund (the “Fund”) for the semi-annual reporting period ended March 31, 2010.

Investment Objectives and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Fund’s investments may be denominated in local currency or US Dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

AllianceBernstein L.P. (the “Adviser”) will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US Dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Barclays Capital Global Aggregate Bond Index (hedged to the US dollar).

The Fund’s Class A shares without sales charges outperformed its benchmark for both the six- and 12-month periods as investors gained confidence in a sustainable economic recovery. The Fund’s overweight in non-government sectors as spreads continued to tighten was the primary positive driver for both periods. Specifically, an overweight to investment grade credit, commercial mortgage-backed securities (CMBS), high-yield corporates, bank loans and emerging sovereign debt all

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	1

contributed positively. The Fund’s currency positioning was also positive.

The Fund’s use of leverage contributed positively to relative performance as repurchase agreement rates were favorable and the Fund’s Global Fixed Income Investment Team (the “Team”) was able to reinvest the proceeds into higher yielding securities.

Market Review and Investment Strategy

The global economic recovery broadened in late 2009 and continued into early 2010 as evidence emerged that the US and euro-area economies had returned to positive growth, and many emerging economies in Asia posted near double-digit gains in economic growth. As the global economic rebound gained momentum and the corporate sector continued to strengthen, systemic risk in the markets dramatically receded.

The semi-annual period ended March 31, 2010, was marked by a continued strong recovery of non-government sectors within the global bond market. Global high-yield returned a strong 10.79% for the semi-annual period as spreads continued to tighten from their peak during the credit crisis to end the period at 581 basis points over duration-neutral Treasuries. Investment-grade corporates returned

4.24% as earnings surprised on the upside. Corporate spreads tightened an additional 58 basis points ending the period 151 basis points over Treasuries. CMBS also continued to rally returning 11.48% for the semi-annual period as investors became less risk averse. Spreads on CMBS tightened an additional 275 basis points as investor appetite for risk returned in the market. Developed government securities significantly lagged credit for the annual period as risk premiums unwound. Government debt returned 0.99% for the six-month period.

All performance noted in the above paragraph comes from the Barclays Capital Global Aggregate Bond Index, hedged to the USD.

In the Team’s view, opportunities in the credit markets are still attractive. While spreads have tightened significantly and are returning to their long-term averages, the economic recovery continues to provide support for corporates. The Team is maintaining an overweight in higher-beta—that is, more market-sensitive—corporate issues, although some of the Fund’s most aggressive overweights have been tempered and holdings remain well diversified. The Team has also reduced exposure to CMBS as the sector has rallied.

2	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The Barclays Capital Global Aggregate Bond Index (hedged to the USD) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital Global Aggregate Bond Index (hedged to the USD) is designed to track the global investment-grade bond market, which includes different types of bonds from around the world. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. Since the Fund is non-diversified, it can invest more of its assets in a smaller number of countries, making the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. To increase yield, the Fund can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Fund’s portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in below-investment-grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forward and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2010	Returns
	6 Months	12 Months
AllianceBernstein Global Bond Fund
Class A	5.96%	28.34%

Class B*	5.47%	27.47%

Class C	5.45%	27.39%

Advisor Class**	5.99%	28.74%

Class R**	5.73%	27.91%

Class K**	5.88%	28.47%

Class I**	6.02%	28.79%

Barclays Capital Global Aggregate Bond Index—Hedged to the US Dollar	1.99%	6.88%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2010
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			3.13%
1 Year	28.34%	22.82%
5 Years	8.40%	7.47%
10 Years	8.24%	7.77%

Class B Shares			2.58%
1 Year	27.47%	24.47%
5 Years	7.64%	7.64%
10 Years(a)	7.74%	7.74%

Class C Shares			2.56%
1 Year	27.39%	26.39%
5 Years	7.62%	7.62%
10 Years	7.45%	7.45%

Advisor Class Shares‡			3.56%
1 Year	28.74%	28.74%
Since Inception†	6.41%	6.41%

Class R Shares‡			3.07%
1 Year	27.91%	27.91%
Since Inception†	5.88%	5.88%

Class K Shares‡			3.36%
1 Year	28.47%	28.47%
Since Inception†	6.17%	6.17%

Class I Shares‡			3.57%
1 Year	28.79%	28.79%
Since Inception†	6.44%	6.44%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.00%, 1.73%, 1.70%, 0.69%, 1.31%, 0.98% and 0.60% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2010.

†	Inception date: 11/5/07 for Advisor Class, Class R, Class K and Class I shares.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
SEC Returns

Class A Shares
1 Year	22.82%
5 Years	7.47%
10 Years	7.77%

Class B Shares
1 Year	24.47%
5 Years	7.64%
10 Years(a)	7.74%

Class C Shares
1 Year	26.39%
5 Years	7.62%
10 Years	7.45%

Advisor Class Shares‡
1 Year	28.74%
Since Inception†	6.41%

Class R Shares‡
1 Year	27.91%
Since Inception†	5.88%

Class K Shares‡
1 Year	28.47%
Since Inception†	6.17%

Class I Shares‡
1 Year	28.79%
Since Inception†	6.44%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Inception date: 11/5/07 for Advisor Class, Class R, Class K and Class I shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2009		Ending Account Value March 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,059.62	$1,019.75	$5.34	$5.24
Class B	$1,000	$1,000	$1,054.72	$1,016.26	$8.91	$8.75
Class C	$1,000	$1,000	$1,054.47	$1,016.26	$8.91	$8.75
Advisor Class	$1,000	$1,000	$1,059.94	$1,021.24	$3.80	$3.73
Class R	$1,000	$1,000	$1,057.31	$1,018.75	$6.36	$6.24
Class K	$1,000	$1,000	$1,058.79	$1,020.09	$4.98	$4.89
Class I	$1,000	$1,000	$1,060.19	$1,021.49	$3.54	$3.48

*	Expenses are equal to the classes’ annualized expense ratios of 1.04%, 1.74%, 1.74%, 0.74%, 1.24%, 0.97% and 0.69%, respectively multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

March 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,636.5

*	All data are as of March 31, 2010. The Fund’s security type and country breakdowns are expressed as percentage of total investments and may vary over time. “Other” securities type weightings represents 0.2% or less in the following security types: CMOs, Emerging Market-Corporate Bonds and Preferred Stock. “Other” country weightings represent 1.1% or less in the following countries: Chile, Colombia, Croatia, Denmark, Hong Kong, India, Indonesia, Italy, Kazakhstan, Lithuania, Luxembourg, Malaysia, Mexico, New Zealand, Poland, Spain and Switzerland.

8	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2010 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 38.5%
Belgium – 2.0%
Belgium Government Bond Series 48 4.00%, 3/28/22	EUR	38,000	$53,041,511

Brazil – 0.5%
Republic of Brazil 12.50%, 1/05/16(a)	BRL	8,420	5,373,914
12.50%, 1/05/22		12,525	8,222,756

			13,596,670

Canada – 4.8%
Canadian Government Bond Series A34 11.25%, 6/01/15	CAD	19,361	26,682,399
Government of Canada 2.00%, 12/01/14		102,200	97,090,252
4.00%, 6/01/16		3,394	3,506,014

			127,278,665

France – 4.2%
France 3.25%, 4/25/16	EUR	3,735	5,223,562
France Government Bond OAT 3.75%, 4/25/21		11,055	15,243,950
5.75%, 10/25/32		16,773	28,609,175
Government of France 3.50%, 4/25/15		43,231	61,548,262

			110,624,949

Germany – 10.3%
Bundesrepublik Deutschland Series 04 3.75%, 1/04/15		41,500	60,195,897
Series 05 3.50%, 1/04/16		97,500	139,650,252
Series 08 3.75%, 1/04/19(a)		50,000	71,403,462

			271,249,611

Netherlands – 5.3%
Netherlands Government Bond 4.00%, 7/15/16		34,000	49,521,014
4.50%, 7/15/17		35,637	53,257,520
7.50%, 1/15/23(a)		20,000	38,089,410

			140,867,944

New Zealand – 0.2%
New Zealand Government Series 413 6.50%, 4/15/13	NZD	7,042	5,273,408

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sweden – 1.7%
Sweden Government Bond Series 1041 6.75%, 5/05/14	SEK	270,255	$44,071,859

United Kingdom – 4.2%
United Kingdom Gilt 4.00%, 9/07/16	GBP	29,388	46,719,965
5.00%, 3/07/18		38,648	64,214,066

			110,934,031

United States – 5.3%
U.S. Treasury Bonds 8.125%, 8/15/19	US$	31,400	42,223,203
9.25%, 2/15/16		24,334	32,790,065
U.S. Treasury Notes 2.75%, 2/15/19(a)		68,238	63,338,716

			138,351,984

Total Governments – Treasuries (cost $1,020,926,234)			1,015,290,632

CORPORATES – INVESTMENT GRADES – 31.7%
Industrial – 17.4%
Basic – 2.8%
ArcelorMittal 5.375%, 6/01/13		11,145	11,862,883
Bayer Capital Corp. BV 4.625%, 9/26/14	EUR	4,439	6,457,587
BHP Billiton Finance USA Ltd. 5.50%, 4/01/14	US$	3,570	3,928,282
The Dow Chemical Co. 7.375%, 11/01/29		1,615	1,800,812
8.55%, 5/15/19		3,000	3,629,223
Eastman Chemical 5.50%, 11/15/19		1,156	1,183,642
Ei Du Pont De Nemours & Co. 3.25%, 1/15/15		6,528	6,567,736
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		3,790	4,216,375
International Paper Co. 7.95%, 6/15/18		6,050	7,068,463
PPG Industries, Inc. 6.65%, 3/15/18		6,957	7,744,352
Rio Tinto Finance USA Ltd. 5.875%, 7/15/13		8,708	9,571,781
Vale Overseas Ltd. 6.875%, 11/21/36		9,554	9,884,091

			73,915,227

10	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 1.3%
Caterpillar Financial Services Corp. 6.20%, 9/30/13	US$	8,371	$9,453,981
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(b)		690	716,562
Owens Corning, Inc. 6.50%, 12/01/16		9,619	10,179,932
Republic Services, Inc. 5.25%, 11/15/21(b)		6,898	6,819,156
Tyco International Finance SA 8.50%, 1/15/19		4,649	5,765,518

			32,935,149

Communications - Media – 1.7%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)		3,905	4,285,656
5.75%, 10/20/17(b)	GBP	3,977	6,407,825
CBS Corp. 5.625%, 8/15/12	US$	2,225	2,400,134
5.75%, 4/15/20		440	441,188
6.625%, 5/15/11		1,875	1,969,056
8.875%, 5/15/19		4,009	4,842,888
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.75%, 10/01/14(b)		1,560	1,629,754
6.375%, 6/15/15		2,000	2,077,500
Time Warner Cable, Inc. 7.50%, 4/01/14		4,918	5,677,605
8.25%, 2/14/14		6,030	7,075,668
WPP Finance UK 8.00%, 9/15/14		3,545	4,073,162
YPG Holdings, Inc. 5.25%, 2/15/16	CAD	4,094	3,902,733

			44,783,169

Communications - Telecommunications – 2.1%
America Movil Sab De Cv 5.00%, 3/30/20(b)	US$	5,570	5,491,274
AT&T Corp. 8.00%, 11/15/31		3,822	4,646,612
AT&T, Inc. 5.60%, 5/15/18		5,475	5,848,269
Bell Canada 5.00%, 2/15/17(b)	CAD	5,900	6,024,663
British Telecommunications PLC 9.625%, 12/15/30	US$	5,972	7,520,414
Embarq Corp. 7.082%, 6/01/16		9,721	10,587,598

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qwest Corp. 7.625%, 6/15/15	US$	3,715	$4,058,637
Telecom Italia Capital SA 5.25%, 11/15/13		3,389	3,549,723
6.175%, 6/18/14		4,156	4,442,328
Verizon Communications, Inc. 5.25%, 4/15/13		2,825	3,086,304

			55,255,822

Consumer Cyclical - Automotive – 0.9%
BMW US Capital LLC 5.00%, 5/28/15	EUR	6,000	8,746,150
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)	US$	2,455	2,502,185
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(b)		4,457	4,468,227
Volvo Treasury AB 5.95%, 4/01/15(b)		9,003	9,173,571

			24,890,133

Consumer Cyclical - Entertainment – 0.8%
Time Warner, Inc. 7.625%, 4/15/31		5,000	5,710,600
Viacom, Inc. 4.375%, 9/15/14		8,886	9,180,935
The Walt Disney Co. 5.50%, 3/15/19		4,915	5,337,297

			20,228,832

Consumer Cyclical - Retailers – 0.3%
CVS Caremark Corp. 6.60%, 3/15/19		2,740	3,063,364
Marks & Spencer PLC 5.625%, 3/24/14	GBP	3,458	5,517,300

			8,580,664

Consumer Non-Cyclical – 3.3%
Ahold Finance USA LLC 6.875%, 5/01/29	US$	5,820	6,337,782
Altria Group, Inc. 9.70%, 11/10/18		5,000	6,148,145
Baxter International, Inc. 5.375%, 6/01/18		7,370	7,920,060
Bottling Group Llc 5.125%, 1/15/19		4,000	4,191,140
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		10,000	11,625,130
Delhaize Group SA 5.875%, 2/01/14		1,285	1,405,087

12	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

General Mills, Inc. 5.20%, 3/17/15	US$	3,224	$3,499,904
5.25%, 8/15/13		2,000	2,183,446
GlaxoSmithKline Capital, Inc. 4.375%, 4/15/14		3,965	4,187,187
Kraft Foods, Inc. 6.125%, 8/23/18		10,240	11,159,132
McKesson Corp. 5.25%, 3/01/13		7,605	8,116,147
Pfizer, Inc. 5.35%, 3/15/15		4,255	4,688,393
Reynolds American, Inc. 7.625%, 6/01/16		3,370	3,786,532
Universal Health Services, Inc. 7.125%, 6/30/16		4,365	4,882,637
Whirlpool Corp. 8.60%, 5/01/14		3,025	3,510,624
Wyeth 5.50%, 2/01/14		3,805	4,197,493

			87,838,839

Energy – 1.4%
Apache Corp. 6.90%, 9/15/18		2,950	3,451,639
Canadian Natural Resources Ltd. 5.15%, 2/01/13		1,245	1,336,734
Hess Corp. 8.125%, 2/15/19		2,047	2,495,191
Marathon Oil Corp. 7.50%, 2/15/19		1,843	2,164,795
Noble Energy, Inc. 8.25%, 3/01/19		5,000	6,055,520
Valero Energy Corp. 9.375%, 3/15/19		9,985	11,887,502
Weatherford International Ltd. 5.15%, 3/15/13		1,640	1,742,626
6.00%, 3/15/18		6,250	6,527,206
Williams Cos., Inc. 7.875%, 9/01/21		2,155	2,537,338

			38,198,551

Other Industrial – 0.3%
Noble Group Ltd. 6.75%, 1/29/20(b)		6,737	6,964,374
8.50%, 5/30/13(b)		1,767	1,985,666

			8,950,040

Services – 0.4%
The Western Union Co. 5.93%, 10/01/16		9,665	10,688,427

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 1.1%
Electronic Data Systems Corp.
Series B 6.00%, 8/01/13	US$	1,975	$2,209,265
Motorola, Inc. 6.50%, 9/01/25		12,010	11,662,671
Oracle Corp. 5.75%, 4/15/18		8,987	9,857,013
Xerox Corp. 4.25%, 2/15/15		470	473,881
8.25%, 5/15/14		4,000	4,644,496

			28,847,326

Transportation - Airlines – 0.6%
Southwest Airlines Co. 5.25%, 10/01/14		3,015	3,129,467
5.75%, 12/15/16		4,799	4,908,144
Series 07-1 6.15%, 8/01/22		7,563	7,733,661

			15,771,272

Transportation - Railroads – 0.3%
Canadian Pacific Railway Co. 6.50%, 5/15/18		1,276	1,386,017
Csx Corp. 6.25%, 3/15/18		5,000	5,402,735

			6,788,752

Transportation - Services – 0.1%
Ryder System, Inc. 5.85%, 11/01/16		1,732	1,828,365

			459,500,568

Financial Institutions – 11.4%
Banking – 6.4%
American Express Co. 7.25%, 5/20/14		7,495	8,493,836
Barclays Bank PLC 4.875%, 12/15/14(c)	EUR	3,540	3,848,947
5.45%, 9/12/12	US$	1,180	1,272,028
Series 1 5.00%, 9/22/16		10,097	10,378,403
The Bear Stearns Co., Inc. 5.55%, 1/22/17		8,725	9,063,905
Citigroup, Inc. 5.50%, 4/11/13		6,884	7,233,576
Danske Bank A/S 5.684%, 2/15/17(c)	GBP	3,580	4,495,518
Deutsche Bank AG 5.96%, 10/12/10		1,150	1,784,678

14	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

The Goldman Sachs Group, Inc. 7.50%, 2/15/19	US$	8,725	$9,970,921
HSBC Holdings PLC 6.50%, 9/15/37		11,272	11,684,352
Series 2018 9.875%, 4/08/18	GBP	1,550	2,715,524
JPMorgan Chase & Co. 4.625%, 1/31/11	EUR	1,400	1,940,463
JPMorgan Chase Bank NA 4.625%, 5/31/17(c)		950	1,323,686
JPMorgan Chase Capital XXV Series Y 6.80%, 10/01/37	US$	8,340	8,301,853
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		9,586	10,270,623
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		8,855	8,801,826
6.05%, 5/16/16		2,235	2,278,922
Morgan Stanley 0.988%, 3/01/13(d)	EUR	4,500	5,795,393
10.09%, 5/03/17(b)	BRL	13,035	7,073,284
National Australia Bank Ltd. Series G 5.50%, 5/20/15	EUR	5,750	8,619,545
National City Bank 5.80%, 6/07/17	US$	4,925	5,123,389
Resona Bank Ltd. 4.125%, 9/27/12(b)(c)	EUR	3,755	4,868,823
Santander Issuances S.A Unipersonal Series 23 6.50%, 7/27/19(c)		5,150	7,633,347
Union Bank of California 5.95%, 5/11/16	US$	8,694	9,126,066
US Bank NA 6.30%, 2/04/14		4,585	5,113,275
VTB Capital SA 6.875%, 5/29/18(b)		2,936	3,057,110
Wachovia Bank NA 4.875%, 2/01/15		4,080	4,230,556
Wachovia Corp. 5.50%, 5/01/13		2,955	3,191,303
Wells Fargo & Co. 4.375%, 1/31/13		1,475	1,556,632

			169,247,784

Finance – 0.9%
General Electric Capital Corp. 5.625%, 5/01/18		9,933	10,380,104

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HSBC Finance Corp. 5.25%, 1/15/14	US$	1,724	$1,822,580
SLM Corp. 5.05%, 11/14/14		11,588	10,723,362

			22,926,046

Insurance – 3.8%
Aegon NV 4.75%, 6/01/13		1,460	1,536,038
Aetna, Inc. 6.75%, 12/15/37		9,786	10,491,111
The Allstate Corp. 6.125%, 5/15/37(c)		12,550	11,891,125
American International Group, Inc. 4.25%, 5/15/13		9,460	9,285,766
Coventry Health Care, Inc. 5.95%, 3/15/17		2,175	2,075,570
6.125%, 1/15/15		835	830,989
6.30%, 8/15/14		6,765	6,916,489
Genworth Financial, Inc. 4.95%, 10/01/15		7,020	6,816,202
Guardian Life Insurance Co. of America 7.375%, 9/30/39(b)		2,650	2,837,506
Hartford Financial Services Group, Inc. 6.30%, 3/15/18		4,935	5,165,864
Humana, Inc. 7.20%, 6/15/18		8,240	8,910,299
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)		5,310	5,558,004
Lincoln National Corp. 8.75%, 7/01/19		2,958	3,616,960
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		4,645	5,292,662
Principal Financial Group, Inc. 7.875%, 5/15/14		3,660	4,141,641
Prudential Financial, Inc. 3.875%, 1/14/15		4,628	4,619,304
5.15%, 1/15/13		2,580	2,737,483
UnitedHealth Group, Inc. 6.00%, 2/15/18		1,565	1,670,946
Wellpoint, Inc. 5.875%, 6/15/17		865	928,724
7.00%, 2/15/19		4,003	4,539,346
XL Capital Ltd. 5.25%, 9/15/14		1,421	1,468,944

			101,330,973

Other Finance – 0.1%
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	50,743	1,736,495

16	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.2%
Duke Realty Lp 6.75%, 3/15/20	US$	2,135	$2,172,998
ERP Operating LP 5.25%, 9/15/14		2,115	2,214,494

			4,387,492

			299,628,790

Utility – 1.7%
Electric – 0.9%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(b)		7,320	7,223,442
Nisource Finance Corp. 6.80%, 1/15/19		7,790	8,468,649
Oncor Electric Delivery Co. 5.95%, 9/01/13		5,000	5,460,220
Teco Finance, Inc. 4.00%, 3/15/16		300	295,627
5.15%, 3/15/20		370	365,376
Union Electric Co. 6.70%, 2/01/19		2,019	2,233,424

			24,046,738

Natural Gas – 0.4%
DCP Midstream LLC 5.35%, 3/15/20(b)		1,515	1,518,073
9.75%, 3/15/19(b)		1,910	2,448,576
Eqt Corp. 8.125%, 6/01/19		625	742,524
Sempra Energy 6.50%, 6/01/16		5,700	6,367,960

			11,077,133

Other Utility – 0.4%
Veolia Environnement 5.25%, 6/03/13		9,375	10,064,035

			45,187,906

Non Corporate Sectors – 1.2%
Agencies - Not Government Guaranteed – 1.2%
Gaz Capital SA 6.212%, 11/22/16(b)		5,703	5,874,090
9.25%, 4/23/19(b)		7,081	8,373,282
Petrobras International Finance 5.75%, 1/20/20		3,440	3,524,249
TransCapitalInvest Ltd. for OJSC AK Transneft 5.67%, 3/05/14(b)		6,980	7,302,825
7.70%, 8/07/13(b)		5,168	5,723,560

			30,798,006

Total Corporates – Investment Grades (cost $794,863,757)			835,115,270

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 8.8%
Australia – 0.3%
Suncorp-Metway Ltd. 4.00%, 1/16/14	GBP	5,594	$8,866,736

Canada – 4.8%
Canada Housing Trust 3.15%, 6/15/14	CAD	53,050	52,697,430
Series MAR 2.95%, 3/15/15		76,000	74,316,349

			127,013,779

Germany – 0.8%
Kreditanstalt Fuer Wiederaufba 5.375%, 1/29/14	GBP	12,500	20,829,603

Japan – 1.7%
Development Bank of Japan 1.75%, 3/17/17	JPY	1,150,000	12,913,802
Japan Finance Org for Municipal Enterprises 2.00%, 5/09/16		2,760,000	31,614,178

			44,527,980

United Kingdom – 1.2%
Network Rail Infrastructure Finance PLC 4.875%, 11/27/15	GBP	11,322	18,600,159
West Bromwich Building Society 2.00%, 4/05/12		8,301	12,680,133

			31,280,292

Total Governments – Sovereign Agencies (cost $231,436,365)			232,518,390

CORPORATES – NON-INVESTMENT GRADES – 5.5%
Industrial – 3.6%
Basic – 1.4%
Evraz Group SA 8.875%, 4/24/13(b)	US$	3,468	3,632,730
Hexion Finance Escrow LLC/Hexion Escrow Corp. 8.875%, 2/01/18(b)		2,187	2,154,195
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(b)		5,485	6,040,356
United States Steel Corp. 6.05%, 6/01/17		8,280	7,969,500
Vedanta Resources PLC 8.75%, 1/15/14(b)		8,139	8,912,205
Weyerhaeuser Co. 7.375%, 3/15/32		8,345	8,042,602

			36,751,588

18	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.6%
Masco Corp. 6.125%, 10/03/16	US$	4,765	$4,751,501
Mohawk Industries, Inc. 6.875%, 1/15/16		10,340	10,676,050

			15,427,551

Communications - Telecommunications – 0.3%
Cricket Communications, Inc. 7.75%, 5/15/16		670	695,125
VIP Finance (Vimpelcom) 8.375%, 4/30/13(b)		5,450	5,906,710

			6,601,835

Consumer Cyclical - Other – 0.8%
Sheraton Holding Corp. 7.375%, 11/15/15		3,830	3,992,775
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		4,479	4,702,950
Wyndham Worldwide Corp. 6.00%, 12/01/16		9,108	9,022,786
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14(a)		4,100	4,089,750

			21,808,261

Consumer Cyclical - Retailers – 0.4%
Limited Brands, Inc. 6.90%, 7/15/17		5,968	6,087,360
7.60%, 7/15/37		4,675	4,406,187

			10,493,547

Consumer Non-Cyclical – 0.0%
HCA, Inc. 8.50%, 4/15/19(b)		365	392,603

Energy – 0.1%
Tesoro Corp. 6.50%, 6/01/17		2,367	2,177,640

			93,653,025

Financial Institutions – 1.4%
Banking – 1.0%
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(c)	EUR	2,200	1,760,572
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	US$	4,145	3,585,425
Mizuho Capital Investment EUR 1 Ltd. 5.02%, 6/30/11(c)	EUR	6,450	7,975,555
NB Capital Trust IV 8.25%, 4/15/27	US$	4,509	4,554,090
RBS Capital Trust A 6.467%, 6/30/12(c)	EUR	2,770	2,207,367

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Royal Bank of Scotland Group PLC 7.648%, 9/30/31(c)	US$	7,768	$6,505,700

			26,588,709

Insurance – 0.4%
American International Group, Inc. 6.25%, 3/15/37		9,015	6,671,100
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		5,195	4,597,575

			11,268,675

			37,857,384

Utility – 0.5%
Electric – 0.5%
Cms Energy Corp. 8.75%, 6/15/19		2,427	2,740,301
Edison Mission Energy 7.00%, 5/15/17		4,275	2,981,813
NRG Energy, Inc. 7.375%, 2/01/16-1/15/17		8,240	8,167,900

			13,890,014

Total Corporates – Non-Investment Grades (cost $149,338,992)			145,400,423

COVERED BONDS – 4.4%
Abbey National Treasury Services PLC/London 4.25%, 4/12/21	EUR	16,000	21,528,496
BNP Paribas Home Loan 3.00%, 7/23/13		10,000	13,905,671
Cie Financement Foncier 4.25%, 1/29/14		6,025	8,715,644
Compagnie de Financement Foncier 4.125%, 10/25/17		10,000	14,133,093
Danske Bank A/S 4.125%, 11/26/19		2,350	3,247,310
Dexia Kommunalbank Deutschland AG Series 1588 3.50%, 6/05/14		10,000	14,109,741
Dexia Ldg Banque Sa 2.625%, 11/09/12		2,265	3,110,473
HBOS Treasury Services PLC 4.75%, 6/08/22		16,000	21,668,164
ING Bank NV 3.00%, 9/30/14		10,495	14,371,850

Total Covered Bonds (cost $117,477,431)			114,790,442

20	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 3.9%
European Investment Bank 1.40%, 6/20/17	JPY	7,902,300	$86,656,424
Inter-American Development Bank Series RG 9.75%, 5/15/15	GBP	7,757	15,360,772

Total Supranationals (cost $91,797,776)			102,017,196

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.4%
Non-Agency Fixed Rate CMBS – 2.4%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	US$	13,875	13,173,223
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,585	2,528,500
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39		10,910	10,297,020
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-C1, Class A4 5.716%, 2/15/51		5,614	5,304,486
Merrill Lynch Mortgage Trust Series 2008-C1, Class A4 5.69%, 2/12/51		6,460	6,339,282
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49		5,650	5,326,456
Morgan Stanley Capital I Series 2006-IQ12, Class A4 5.332%, 12/15/43		10,000	10,057,925
Series 2007-HQ13, Class A3 5.569%, 12/15/44		8,110	7,272,255
Series 2007-IQ13, Class A4 5.364%, 3/15/44		1,640	1,591,503

Total Commercial Mortgage-Backed Securities (cost $63,275,151)			61,890,650

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 2.3%
Quasi-Sovereign Bonds – 2.3%
Chile – 0.2%
Codelco, Inc. 6.15%, 10/24/36(b)	US$	6,110	$6,266,050

Kazakhstan – 1.0%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(b)		10,885	12,232,019
9.125%, 7/02/18(b)		11,100	13,444,875

			25,676,894

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(b)		5,900	5,966,180

Russia – 0.9%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(b)		5,518	5,724,925
7.75%, 5/29/18(b)		15,732	17,619,840

			23,344,765

Total Quasi-Sovereigns (cost $49,426,439)			61,253,889

BANK LOANS – 1.9%
Industrial – 1.5%
Basic – 0.2%
Hexion Specialty Chemicals, Inc. 4.06%, 5/05/15(d)		588	551,617
Huntsman International LLC 2.00%, 4/21/14(d)		970	929,194
Ineos US Finance LLC 7.50%, 12/16/13(d)		693	678,062
8.00%, 12/16/14(d)		693	681,526
John Maneely Co. 3.50%, 12/09/13(d)		651	617,589
Lyondell Chemical Company (New Money Dip) 13.00%, 6/03/10(d)(e)		374	387,447
Lyondell Chemical Company (New Roll-Up Dip) 5.80%-6.56%, 6/03/10(d)		373	396,676

			4,242,111

Capital Goods – 0.1%
Graham Packaging Company, L.P. 6.75%, 4/05/14(d)		1,538	1,552,636
Graphic Packaging International, Inc. 3.00%, 5/16/14(d)		1,302	1,297,057

22	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hawker Beechcraft Acquisition Co. LLC 2.25%-2.29%, 3/26/14(d)	US$	281	$235,341
2.30%, 3/26/14(d)		17	14,034
Manitowoc Co., Inc. 7.50%, 11/06/14(d)		365	364,840

			3,463,908

Communications - Media – 0.3%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.79%, 7/03/14(d)		1,707	1,503,775
Charter Communications Operating LLC 2.23%-4.25%, 3/06/14(d)		1,953	1,876,743
Clear Channel Communications, Inc. 3.90%, 1/29/16(d)		423	342,392
Getty Images, Inc. 6.25%, 7/02/15(d)		488	489,763
Nielsen Finance LLC 2.23%, 8/09/13(d)		426	407,814
SuperMedia, Inc. 11.00%, 12/31/15(d)		360	338,749
Univision Communications, Inc. 2.54%, 9/29/14(d)		1,750	1,557,570
Wide Open West Finance LLC 2.75%-4.75%, 6/30/14(d)		990	928,125

			7,444,931

Communications - Telecommunications – 0.1%
Level 3 Financing, Inc. 2.50%, 3/13/14(d)		1,462	1,357,488

Consumer Cyclical - Automotive – 0.1%
Ford Motor Co. 3.23%-3.26%, 12/15/13(d)		1,452	1,403,894

Consumer Cyclical - Entertainment – 0.0%
Metro-Goldwyn-Mayer, Inc. 20.50%, 4/09/12(d)(f)		1,473	704,800

Consumer Cyclical - Other – 0.1%
Hanesbrands, Inc. 5.25%, 12/10/15(d)		998	1,008,033
Harrah’s Operating Co., Inc. 3.25%, 1/28/15(d)		1,600	1,377,980
Las Vegas Sands LLC 2.05%, 5/23/14(d)		1,357	1,240,011

			3,626,024

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.0%
Neiman Marcus Group, Inc. 2.23%-2.25%, 4/06/13(d)	US$	1,216	$1,151,068

Consumer Non-Cyclical – 0.1%
Amscan Holdings, Inc. 2.53%, 5/27/13(d)		1,470	1,399,886
CHS/Community Health Systems, Inc. 2.50%, 7/25/14(d)		612	593,848
HCA, Inc. 2.54%, 11/18/13(d)		429	417,823
Wm. Wrigley Jr. Co. 3.06%, 12/17/12(d)		744	748,715

			3,160,272

Energy – 0.1%
Ashmore Energy International 3.25%, 3/30/12(d)		287	265,501
3.29%, 3/30/14(d)		2,012	1,860,841

			2,126,342

Other Industrial – 0.0%
Swift Transportation Co., Inc. 8.25%, 5/12/14(d)		343	327,664

Services – 0.2%
Sabre, Inc. 2.25%, 9/30/14(d)		1,412	1,314,551
ServiceMaster Co. 2.73%-2.76%, 7/24/14(d)		1,263	1,209,536
2.75%, 7/24/14(d)		126	120,452
West Corp. 2.62%-2.625%, 10/24/13(d)		1,473	1,425,597

			4,070,136

Technology – 0.2%
Avaya, Inc. 3.00%, 10/24/14(d)		496	442,141
Dealer Computer Services, Inc. 2.25%, 10/26/12(d)		1,846	1,798,774
Dresser, Inc. 2.50%, 5/04/14(d)		977	937,091
First Data Corp. 3.03%-3.04%, 9/24/14(d)		721	636,950
Freescale Semiconductor, Inc. 4.48%, 12/01/16(d)		632	592,705
Sungard Data Systems, Inc. 1.98%, 2/28/14(d)		42	40,141
3.86%-3.87%, 2/28/16(d)		676	669,466

			5,117,268

24	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 3.50%, 4/30/14(d)	US$	991	$904,065

			39,099,971

Utility – 0.2%
Electric – 0.2%
Calpine Corp. 3.165%, 3/29/14(d)		1,473	1,410,720
FirstLight Power Resources, Inc. 2.81%, 11/01/13(d)		721	670,282
4.81%, 5/01/14(d)		1,750	1,566,250
Texas Competitive Electric Holdings Co. LLC 3.73%-3.79%, 10/10/14(d)		2,446	1,998,893

			5,646,145

Financial Institutions – 0.2%
Finance – 0.2%
CIT Group, Inc. 13.00%, 1/20/12(d)		3,732	3,862,893

Insurance – 0.0%
Asurion Corp. 3.228%-3.25%, 7/03/14(d)		1,095	1,080,830

			4,943,723

Total Bank Loans (cost $48,111,190)			49,689,839

GOVERNMENTS – SOVEREIGN BONDS – 1.1%
Croatia – 0.2%
Republic of Croatia 6.75%, 11/05/19(b)		4,710	5,183,068

Lithuania – 0.3%
Republic of Lithuania 6.75%, 1/15/15(b)		5,498	6,001,551

Poland – 0.2%
Poland Government International Bond 4.675%, 10/15/19	EUR	2,050	2,803,443
6.375%, 7/15/19	US$	2,910	3,192,270

			5,995,713

Russia – 0.4%
Russian Federation 7.50%, 3/31/30(b)		9,476	10,922,037

Total Governments – Sovereign Bonds (cost $26,191,957)			28,102,369

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.9%
Credit Cards - Floating Rate – 0.9%
Citibank Omni Master Trust Series 2009-A14A, Class A14 2.98%, 8/15/18(b)(d)+ (cost $23,000,000)	US$	23,000	$24,035,869

EMERGING MARKETS – SOVEREIGNS – 0.2%
Indonesia – 0.2%
Republic of Indonesia 7.75%, 1/17/38(b) (cost $5,342,976)		5,568	6,444,960

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.2%
United States – 0.2%
California State 7.95%, 3/01/36(g) (cost $5,006,456)		4,985	5,106,285

CMOS – 0.1%
Non-Agency ARMS – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 5.129%, 12/25/35(c) (cost $3,365,204)		3,612	3,306,543

EMERGING MARKETS – CORPORATE BONDS – 0.1%
Industrial – 0.1%
Energy – 0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $2,952,470)		2,962	3,287,820

		Shares
PREFERRED STOCKS – 0.0%
Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%(c) (cost $2,673,750)		106,950	135,827

26	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.12%(h) (cost $61,008,462)	61,008,462	$61,008,462

Total Investments – 104.3% (cost $2,696,194,610)		2,749,394,866
Other assets less liabilities – (4.3)%		(112,930,033)

Net Assets – 100.0%		$2,636,464,833

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
US 5 Yr Note	2,477	June 2010	$284,600,585	$284,467,969	$(132,616)

Sold Contracts
JPN 10 Yr Bond	28	June 2010	41,690,020	41,396,513	293,507
US Long Bond	887	June 2010	101,914,916	103,002,875	(1,087,959)

					$(927,068)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 4/15/10	52,940	$45,717,452	$48,529,034	$2,811,582
Norwegian Krone settling 4/22/10	441,654	74,226,966	74,254,259	27,293
Polish Zloty settling 4/12/10	185	64,387	64,841	454
Russian Ruble settling 5/06/10	461,844	15,692,961	15,632,662	(60,299)
South Korean Won settling 4/29/10	23,575,876	20,818,838	20,817,024	(1,814)
Swiss Franc settling 4/08/10**	13,649	12,790,607	12,945,592	154,985
Swiss Franc settling 4/08/10**	23,896	22,114,699	22,663,721	549,022

Sale Contracts:
British Pound settling 5/19/10	2,929	4,361,941	4,443,607	(81,666)
British Pound settling 5/19/10	117,939	177,435,334	178,923,905	(1,488,571)
British Pound settling 5/19/10	17,354	25,860,891	26,327,407	(466,516)
Canadian Dollar settling 5/20/10	140,392	138,180,243	138,225,547	(45,304)
Canadian Dollar settling 5/20/10	54,027	52,507,231	53,193,769	(686,538)
Canadian Dollar settling 5/20/10	75,500	74,118,037	74,334,771	(216,734)
Euro settling 4/01/10	133,098	193,620,365	179,768,916	13,851,449
Euro settling 4/01/10	2,566	3,721,502	3,465,966	255,536
Euro settling 4/01/10	4,420	6,316,230	5,969,379	346,851
Euro settling 4/01/10	22,764	31,666,846	30,745,836	921,010

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	27

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Euro settling 4/01/10	16,395	$22,392,916	$22,143,398	$249,518
Euro settling 4/01/10	10,086	13,661,401	13,622,323	39,078
Euro settling 4/08/10**	16,308	22,114,699	22,026,128	88,571
Euro settling 4/08/10**	9,538	12,790,607	12,882,195	(91,588)
Euro settling 6/16/10	6,830	9,219,597	9,224,821	(5,224)
Euro settling 6/16/10	192,785	258,496,247	260,396,889	(1,900,642)
Euro settling 6/16/10	242,386	327,718,751	327,392,464	326,287
Euro settling 6/16/10	126,000	169,667,820	170,189,315	(521,495)
Japanese Yen settling 5/12/10	12,326,407	137,077,356	131,874,122	5,203,234
Japanese Yen settling 5/12/10	1,976,277	21,890,532	21,143,211	747,321
Japanese Yen settling 5/12/10	49,279	546,623	527,211	19,412
New Zealand Dollar settling 5/25/10	7,533	5,285,809	5,332,911	(47,102)
Russian Ruble settling 5/06/10	461,844	15,320,744	15,632,662	(311,918)
Swedish Krona settling 4/12/10	322,012	43,533,386	44,596,864	(1,063,478)
Swiss Franc settling 4/08/10	37,456	35,396,307	35,524,078	(127,771)

**	Represents a cross-currency purchase of Swiss Franc and a sale of Euro Dollar.

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2010
Bond Direct Securities LLC	33,930	USD	0.15%		4/06/10	$33,931,272
Bond Direct Securities LLC	30,223	USD	0.17		4/07/10	30,224,267
Chase Manhattan Bank NA	5,520	USD	(0.50	)*	12/31/10	5,517,660
Daiwa Capital Markets Europe LTD	14,900	EUR	0.25		12/31/10	14,907,718
FIMAT Electronic Trading	61,573	EUR	0.35		12/31/10	61,579,899
ING Bank Amsterdam	1,029	USD	0.00		12/31/10	1,028,500
ING Bank Amsterdam	3,086	USD	(0.13	)*	12/31/10	3,085,479

						$150,274,795

*	Interest payable due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $149,268,783.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the aggregate market value of these securities amounted to $272,683,323 or 10.3% of net assets.

(c)	Variable rate coupon, rate shown as of March 31, 2010.

(d)	Floating Rate Security. Stated interest rate was in effect at March 31, 2010.

(e)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower’s discretion. At period end, the market value and unrealized gain/(loss) of these unfunded loan commitments amounted to $129,109 and $4,325, respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(f)	Security is in default and is non-income producing.

(g)	When-Issued or delayed delivery security.

28	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The market value of the collateral amounted to $24,035,869.

Currency Abbreviations:
BRL – Brazilian Real
CAD – Canadian Dollar
EUR – Euro Dollar
GBP – Great British Pound
JPY – Japanese Yen
NZD – New Zealand Dollar
RUB – Russian Rouble
SEK – Swedish Krona

Glossary:
ARMs – Adjustable Rate Mortgages
CMBS – Commercial Mortgage-Backed Securities
CMOs – Collateralized Mortgage Obligations
LP – Limited Partnership
OJSC – Open Joint Stock Company
REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	29

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2010 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,635,186,148)	$2,688,386,404
Affiliated issuers (cost $61,008,462)	61,008,462
Cash	2,436,064	(a)
Foreign currencies, at value (cost $518,660)	543,518
Receivable for investment securities sold and foreign currency contracts	86,776,747
Interest receivable	39,050,620
Unrealized appreciation of forward currency exchange contracts	25,591,603
Receivable for capital stock sold	13,680,047
Receivable for variation margin on futures contracts	629,101

Total assets	2,918,102,566

Liabilities
Payable for reverse repurchase agreements	150,274,795
Payable for investment securities purchased	91,697,952
TALF loan payable	20,700,000
Unrealized depreciation of forward currency exchange contracts	7,116,660
Payable for capital stock redeemed	5,805,273
Dividends payable	2,734,899
Advisory fee payable	1,044,558
Distribution fee payable	992,883
Due to broker	941,403
Transfer Agent fee payable	93,749
Administrative fee payable	27,437
Accrued expenses and other liabilities	208,124

Total liabilities	281,637,733

Net Assets	$2,636,464,833

Composition of Net Assets
Capital stock, at par	$322,989
Additional paid-in capital	2,639,363,050
Distributions in excess of net investment income	(92,074,246)
Accumulated net realized gain on investment and foreign currency transactions	16,598,565
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	72,254,475

	$2,636,464,833

30	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,570,012,803	192,463,495	$8.16	*

B	$89,707,555	10,994,532	$8.16

C	$617,691,853	75,482,731	$8.18

Advisor	$334,287,108	41,010,321	$8.15

R	$7,228,977	886,562	$8.15

K	$735,434	90,206	$8.15

I	$16,801,103	2,060,860	$8.15

*	The maximum offering price per share for Class A shares was $8.52, which reflects a sales charge 4.25%.

(a)	An amount of $172,789 has been segregated to collaterize margin requirements for open futures contracts outstanding at March 31, 2010.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	31

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2010 (unaudited)

Investment Income
Interest	$65,457,120
Dividends (affiliated issuers)	14,410	$65,471,530

Expenses
Advisory fee (see Note B)	6,032,023
Distribution fee—Class A	2,221,412
Distribution fee—Class B	476,881
Distribution fee—Class C	2,850,465
Distribution fee—Class R	11,991
Distribution fee—Class K	523
Transfer agency—Class A	692,553
Transfer agency—Class B	58,040
Transfer agency—Class C	288,895
Transfer agency—Advisor Class	118,128
Transfer agency—Class R	6,001
Transfer agency—Class K	419
Transfer agency—Class I	1,117
Printing	111,117
Custodian	97,589
Registration fees	78,695
Administrative	53,942
Audit	37,612
Directors’ fees	25,013
Legal	20,424
Miscellaneous	33,029

Total expenses before interest and borrowing fee	13,215,869
Interest expense and borrowing fee	1,712,726

Total expenses	14,928,595
Less: expense waived and reimbursed by the Adviser (see Note B)	(417,380)

Net expenses		14,511,215

Net investment income		50,960,315

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		13,809,896
Futures contracts		2,070,322
Written options		(500,164)
Foreign currency transactions		71,399,392
Net change in unrealized appreciation/depreciation of:
Investments		(27,974,831)
Futures contracts		2,810,371
Foreign currency denominated assets and liabilities		23,404,868

Net gain on investment and foreign currency transactions		85,019,854

Net Increase in Net Assets from Operations		$135,980,169

See notes to financial statements.

32	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2010 (unaudited)		Year Ended September 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$50,960,315		$102,613,068
Net realized gain (loss) on investment and foreign currency transactions	86,779,446		(112,576,413)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,759,592)		259,192,127

Net increase in net assets from operations	135,980,169		249,228,782
Dividends and Distributions to Shareholders from
Net investment income
Class A	(32,389,937)		(69,757,233)
Class B	(1,766,213)		(5,320,462)
Class C	(10,410,852)		(22,054,374)
Advisor Class	(5,867,898)		(5,611,379)
Class R	(98,140)		(35,701)
Class K	(9,139)		(8,044)
Class I	(159,819)		(41,058)
Net realized gain on foreign currency transactions
Class A	– 0	–	(20,648,839)
Class B	– 0	–	(1,961,929)
Class C	– 0	–	(7,282,927)
Advisor Class	– 0	–	(1,201,784)
Class R	– 0	–	(1,634)
Class K	– 0	–	(998)
Class I	– 0	–	(1,263)
Capital Stock Transactions
Net increase (decrease)	360,816,856		(70,447,993)

Total increase	446,095,027		44,853,164
Net Assets
Beginning of period	2,190,369,806		2,145,516,642

End of period (including distributions in excess of net investment income of ($92,074,246) and ($92,332,563), respectively)	$2,636,464,833		$2,190,369,806

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	33

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Bond Fund, Inc. (the “Fund”), was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

34	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser, on an ongoing basis (i) requests dealer pricing indications, (ii) obtains inputs from third party valuation providers (where loans have traded in conjunction with recent asset sales) and (iii) considers prices at which loans are transferred between parties.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	35

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund has elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permits a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Fund recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note D.4). As of March 31, 2010, the Fund did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2010:

Investments in Securities	Level 1			Level 2	Level 3			Total
Governments—Treasuries	$	– 0	–	$1,015,290,632	$	– 0	–	$1,015,290,632
Corporates—Investment Grades		– 0	–	818,571,830		16,543,440		835,115,270
Governments—Sovereign Agencies		– 0	–	232,518,390		– 0	–	232,518,390
Corporates—Non-Investment Grades		– 0	–	145,400,423		– 0	–	145,400,423
Covered Bonds		– 0	–	114,790,442		– 0	–	114,790,442

36	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Supranationals	$	– 0	–	$102,017,196		$	– 0	–	$102,017,196
Commercial Mortgage-Backed Securities		– 0	–	34,527,213			27,363,437		61,890,650
Quasi—Sovereigns		– 0	–	61,253,889			– 0	–	61,253,889
Bank Loans		– 0	–	– 0	–		49,689,839		49,689,839
Governments—Sovereign Bonds		– 0	–	28,102,369			– 0	–	28,102,369
Asset-Backed Securities		– 0	–	24,035,869			– 0	–	24,035,869
Emerging Markets—Sovereigns		– 0	–	6,444,960			– 0	–	6,444,960
Local Governments—Municipal Bonds		– 0	–	5,106,285			– 0	–	5,106,285
CMOs		– 0	–	– 0	–		3,306,543		3,306,543
Emerging Markets—Corporate Bonds		– 0	–	3,287,820			– 0	–	3,287,820
Preferred Stock		– 0	–	135,827			– 0	–	135,827
Short-Term Investments		61,008,462		– 0	–		– 0	–	61,008,462

Total Investments in Securities		61,008,462		2,591,483,145			96,903,259		2,749,394,866

Other Financial Instruments*:
Assets		293,507		25,591,603			– 0	–	25,885,110
Liabilities		(1,220,575)		(7,116,660)			– 0	–	(8,337,235)
TALF Loans		– 0	–	– 0	–		(20,700,000)		(20,700,000)

Total		$60,081,394		$2,609,958,088			$76,203,259		$2,746,242,741

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Governments - Treasuries			Corporates - Investment Grades	Governments - Sovereign Agencies			Corporates - Non Investment Grades
Balance as of 9/30/09		$54,422,887		$51,623,348		$13,446,282			$19,659,598
Accrued discounts/premiums		10,660		(277,084)		(15,810)			71
Realized gain (loss)		12,146,694		(130,315)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(9,704,158)		2,684,326		(516,669)			1,592,205
Net purchases (sales)		(43,279,414)		(7,760,273)		– 0	–		– 0	–
Net transfers in and/or out of Level 3		(13,596,669)		(29,596,562)		(12,913,803)			(21,251,874)

Balance as of 3/31/10	$	– 0	–	$16,543,440	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/10	$	– 0	–	$819,790	$	– 0	–	$	– 0	–

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	37

Notes to Financial Statements

	Covered Bonds			Commercial Mortgage- Backed Securities		Quasi - Sovereigns			Bank Loans
Balance as of 9/30/09		$8,018,191		$6,692,804			$45,819,125		$51,816,082
Accrued discounts/premiums		6,409		(562)			159,227		(2,761,723)
Realized gain (loss)		– 0	–	– 0	–		(2,979,751)		1,018,767
Change in unrealized appreciation/depreciation		(985,985)		580,013			5,961,481		1,251,574
Net purchases (sales)		7,333,235		– 0	–		(13,383,298)		(1,634,861)
Net transfers in and/or out of Level 3		(14,371,850)		20,091,182			(35,576,784)		– 0	–

Balance as of 3/31/10	$	– 0	–	$27,363,437		$	– 0	–	$49,689,839

Net change in unrealized appreciation/depreciation from investments held as of 3/31/10	$	– 0	–	$(191,434)		$	– 0	–	$971,732

	Governments - Sovereign Bonds			Emerging Markets - Sovereigns			CMOs		Emerging Markets - Corporate Bonds
Balance as of 9/30/09		$20,805,960			$6,180,480		$4,415,160			$3,350,781
Accrued discounts/premiums		1,380			2,009		3,452			– 0	–
Realized gain (loss)		1,772,578			– 0	–	37,977			– 0	–
Change in unrealized appreciation/depreciation		(1,861,363)			262,471		(604,742)			– 0	–
Net purchases (sales)		(17,526,285)			– 0	–	(545,304)			281,949
Net transfers in and/or out of Level 3		(3,192,270)			(6,444,960)		– 0	–		(3,632,730)

Balance as of 3/31/10	$	– 0	–	$	– 0	–	$3,306,543		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/10	$	– 0	–	$	– 0	–	$(604,742)		$	– 0	–

	Emerging Markets - Treasuries			Local Government - Regional Bonds			TALF Loans			Total
Balance as of 9/30/09		$43,541,156			$2,629,128			$(120,728,731)		$211,692,251
Accrued discounts/ premiums		2,424,320			2,279			– 0	–	(445,372)
Realized gain (loss)		(8,427,425)			524,845			– 0	–	3,963,370
Change in unrealized appreciation/depreciation		(9,159,209)			(216,340)			– 0	–	(10,716,396)
Net purchases (sales)		(28,378,842)			(2,939,912)			100,028,731		(7,804,274)
Net transfers in and/or out of Level 3		– 0	–		– 0	–		– 0	–	(120,486,320)

Balance as of 3/31/10	$	– 0	–	$	– 0	–		$(20,700,000)		$76,203,259

Net change in unrealized appreciation/depreciation from investments held as of 3/31/10	$	– 0	–	$	– 0	–	$	– 0	–	$995,346 **

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

38	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	39

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily adjusted net assets. The fee is accrued daily and paid monthly. Effective November 5, 2007, the Fund’s Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended March 31, 2010, such reimbursement amounted to $417,066.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended March 31, 2010, such fee amounted to $53,942.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the

40	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $542,296 the six months ended March 31, 2010.

For six months ended March 31, 2010, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under and expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $138,482 from the sales of Class A shares and received $5,975, $41,854 and $39,320 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2010 is as follows:

Market Value September 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2010 (000)	Dividend Income (000)
$ – 0 –	$534,917	$473,909	$61,008	$14

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to the Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. For the six months ended March 31, 2010, with respect to Class K shares, payments to the Distributor were voluntarily limited to .10% of the average daily net assets attributable to Class K shares. Such waiver amounted to $314. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	41

Notes to Financial Statements

distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $26,667,165, $12,018,709, $24,464 and $195 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2010, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,082,326,223	$588,057,144
U.S. government securities	429,023,250	534,343,689

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Gross unrealized appreciation	$107,787,548
Gross unrealized depreciation	(54,587,292)

Net unrealized appreciation	$53,200,256

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales

42	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon or non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances,

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	43

Notes to Financial Statements

futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended March 31, 2010, the Fund had the following transactions:

	Number of Contracts	Premium
Options written outstanding as of 9/30/09	—	$—
Options written	40,000,000	220,688
Options closed	(40,000,000)	(220,688)

Options written outstanding as of 3/31/10	—	$—

44	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Credit Default Swaps:

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs,

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	45

Notes to Financial Statements

the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction.

At March 31, 2010 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on futures contracts	$293,507	Unrealized depreciation on futures contracts	$1,220,575

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	25,591,603	Unrealized depreciation of forward currency exchange contracts	7,116,660

Total		$25,885,110		$8,337,235

46	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

The effect of the derivative instruments on the Statement of Operations for the year ended March 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures contracts; change in unrealized appreciation/depreciation of futures contracts	$2,070,322	$2,810,371

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	59,384,804	19,918,328

Currency contracts	Net realized gain (loss) on options written; change in unrealized appreciation/ depreciation of options written	(500,164)	– 0	–

Total		$60,954,962	$22,728,699

For the six months ended March 31, 2010, the average monthly principal amount of forward currency exchange contracts was $1,812,208,255 and average monthly notional amount of futures contracts was $362,903,219.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	47

Notes to Financial Statements

enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2010, the average amount of reverse repurchase agreements outstanding was $39,173,312 and the daily weighted average interest rate was 0.15%. During the period, the Fund received net interest payment from counterparties.

4. Term Asset-Backed Securities Loan Facility

The Fund participates in the TALF program. Under the TALF program eligible borrowers may obtain a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral is not recorded as a sale on a Fund’s records. The Fund agrees to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, a Fund is not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fall below the loan amount. The loan is prepayable in whole or in part at any time at the Fund’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Fund pays a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjects a Fund to certain risks, including possible delays in the recovery of securities posted as collateral or possible loss of rights in the collateral should a Fund be unable to repay a loan. Additionally, there is the risk that the expenses associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which a Fund remains entitled. Under the TALF program, interest earned on collateral will be used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder may be applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, a Fund will be required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan is measured based on a predetermined rate on the loan origination and is reported on the statement of operations as interest expense.

For the six months ended March 31, 2010, the average amount of TALF loans outstanding for the Fund was $110,772,866 and the weighted average interest rate was 2.73%.

48	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009

Class A
Shares sold	40,833,406	47,262,343	$327,396,948	$336,765,096

Shares issued in reinvestment of dividends and distributions	2,653,371	8,446,536	21,253,761	58,554,759

Shares converted from Class B	1,207,684	3,663,573	9,694,428	25,863,069

Shares redeemed	(25,866,779)	(78,740,627)	(207,713,619)	(551,436,832)

Net increase (decrease)	18,827,682	(19,368,175)	$150,631,518	$(130,253,908)

Class B
Shares sold	547,881	1,630,212	$4,414,408	$11,367,554

Shares issued in reinvestment of dividends and distributions	153,201	698,579	1,227,058	4,823,977

Shares converted to Class A	(1,207,684)	(3,662,359)	(9,694,428)	(25,863,069)

Shares redeemed	(1,060,310)	(4,770,457)	(8,498,466)	(33,006,913)

Net decrease	(1,566,912)	(6,104,025)	$(12,551,428)	$(42,678,451)

Class C
Shares sold	14,834,594	16,590,040	$119,356,513	$120,015,282

Shares issued in reinvestment of dividends and distributions	966,097	3,103,885	7,759,420	21,596,328

Shares redeemed	(7,036,575)	(19,444,763)	(56,542,477)	(135,913,096)

Net increase	8,764,116	249,162	$70,573,456	$5,698,514

Advisor Class
Shares sold	22,465,390	20,127,277	$180,222,175	$146,725,557

Shares issued in reinvestment of dividends and distributions	525,153	645,401	4,207,414	4,547,837

Shares redeemed	(6,363,878)	(8,464,631)	(50,964,054)	(59,456,503)

Net increase	16,626,665	12,308,047	$133,465,535	$91,816,891

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	49

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009

Class R
Shares sold	619,056	300,387	$4,949,105	$2,196,424

Shares issued in reinvestment of dividends and distributions	11,659	4,603	93,480	33,879

Shares redeemed	(36,666)	(28,995)	(292,643)	(214,353)

Net increase	594,049	275,995	$4,749,942	$2,015,950

Class K
Shares sold	58,174	41,190	$467,090	301,372

Shares issued in reinvestment of dividends and distributions	1,064	1,097	8,532	7,943

Shares redeemed	(18,813)	(445)	(149,181)	(3,209)

Net increase	40,425	41,842	$326,441	$306,106

Class I
Shares sold	1,843,463	361,705	$14,836,742	$2,661,105

Shares issued in reinvestment of dividends and distributions	17,431	4,915	140,033	37,518

Shares redeemed	(168,200)	(7,551)	(1,355,383)	(51,718)

Net increase	1,692,694	359,069	$13,621,392	$2,646,905

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments

50	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The Fund may also utilize leverage through the use of the TALF Loan. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	51

Notes to Financial Statements

restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending September 30, 2010 will be determined at the end of the fiscal year.

The tax character of distributions paid for the year during the fiscal year ended September 30, 2009 and September 30, 2008 were as follows.

	2009	2008
Distributions paid from:
Ordinary income	$133,927,625	$96,012,719

Total taxable distributions	133,927,625	96,012,719

Total distributions paid	$133,927,625	$96,012,719

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(165,182,236	)(a)
Unrealized appreciation/(depreciation)	79,526,712	(b)

Total accumulated earnings/(deficit)	$(85,655,524	)(c)

(a)

On September 30, 2009, the Fund had a net capital loss carryforward of $37,656,990 of which $12,599,593 expires in the year 2010 and $25,057,397 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund had capital loss carryforwards of $42,380,088 expire. As of September 30, 2009, the Fund had deferred tax straddle losses of $33,484,585. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended September 30, 2009, the Fund defers to October 1, 2009, post-October ordinary losses of $57,447,510 and post-October capital losses of $36,593,151.

(b)

The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein

52	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	53

Notes to Financial Statements

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

54	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2010 (unaudited)	Year Ended March 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 7.87	$ 7.39	$ 8.07	$ 7.54	$ 7.69	$ 7.35

Income From Investment Operations
Net investment income(a)	.18	.40	.42	.40	.44	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28	.60	(.70)	.52	(.15)	.34

Net increase (decrease) in net asset value from operations	.46	1.00	(.28)	.92	.29	.84

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.40)	(.40)	(.39)	(.44)	(.50)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.12)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.52)	(.40)	(.39)	(.44)	(.50)

Net asset value, end of period	$ 8.16	$ 7.87	$ 7.39	$ 8.07	$ 7.54	$ 7.69

Total Return
Total investment return based on net asset value:(b)	5.96%	14.65%	(3.75)%	12.47%	3.90%	11.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,570,013	$1,367,036	$1,425,649	$1,071,398	$935,901	$957,697
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.04	%(e)	.93%	1.04	%*	1.80%	1.04	%(c)	1.05%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.90	%(e)	.90%	.90%	1.80%	1.04	%(c)	1.05%
Expenses, before waivers/reimbursements	1.07	%(e)	1.00%	1.15%	1.80%	1.04	%(c)	1.05%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.93	%(e)	.97%	1.01%	1.05%	1.04	%(c)	1.05%
Net investment income	4.40	%(e)	5.65%	5.19%	5.09%	5.81	%(c)	6.78%
Portfolio turnover rate	43%	91%	140%	170%	104%	66%

See footnote summary on page 61.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	55

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended March 31, 2010 (unaudited)	Year Ended March 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 7.88	$ 7.39	$ 8.07	$ 7.54	$ 7.68	$ 7.35

Income From Investment Operations
Net investment income(a)	.15	.35	.36	.34	.38	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28	.61	(.70)	.52	(.14)	.33

Net increase (decrease) in net asset value from operations	.43	.96	(.34)	.86	.24	.77

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.35)	(.34)	(.33)	(.38)	(.44)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.12)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.47)	(.34)	(.33)	(.38)	(.44)

Net asset value, end of period	$ 8.16	$ 7.88	$ 7.39	$ 8.07	$ 7.54	$ 7.68

Total Return
Total investment return based on net asset value:(b)	5.47%	14.01%	(4.44)%	11.65%	3.28%	11.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,708	$98,925	$137,926	$171,078	$277,450	$373,923
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.74	%(e)	1.63%	1.75	%*	2.53%	1.76	%(c)	1.77%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.60	%(e)	1.60%	1.60%	2.53%	1.76	%(c)	1.77%
Expenses, before waivers/reimbursements	1.80	%(e)	1.73%	1.88%	2.53%	1.76	%(c)	1.77%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.66	%(e)	1.71%	1.73%	1.77%	1.76	%(c)	1.77%
Net investment income	3.73	%(e)	4.95%	4.52%	4.36%	5.10	%(c)	5.82%
Portfolio turnover rate	43%	91%	140%	170%	104%	66%

See footnote summary on page 61.

56	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2010 (unaudited)	Year Ended March 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 7.90	$ 7.41	$ 8.09	$ 7.56	$ 7.71	$ 7.38

Income From Investment Operations
Net investment income(a)	.15	.35	.36	.34	.38	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28	.61	(.70)	.52	(.15)	.34

Net increase (decrease) in net asset value from operations	.43	.96	(.34)	.86	.23	.78

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.35)	(.34)	(.33)	(.38)	(.45)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.12)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.47)	(.34)	(.33)	(.38)	(.45)

Net asset value, end of period	$ 8.18	$ 7.90	$ 7.41	$ 8.09	$ 7.56	$ 7.71

Total Return
Total investment return based on net asset value:(b)	5.45%	13.95%	(4.42)%	11.65%	3.15%	10.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$617,692	$526,963	$492,541	$307,616	$256,047	$251,752
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.74	%(e)	1.63%	1.75	%*	2.50%	1.74	%(c)	1.76%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.60	%(e)	1.60%	1.60%	2.50%	1.74	%(c)	1.76%
Expenses, before waivers/reimbursements	1.78	%(e)	1.70%	1.86%	2.50%	1.74	%(c)	1.76%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.64	%(e)	1.67%	1.71%	1.75%	1.74	%(c)	1.76%
Net investment income	3.67	%(e)	4.92%	4.46%	4.37%	5.07	%(c)	5.88%
Portfolio turnover rate	43%	91%	140%	170%	104%	66%

See footnote summary on page 61.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	57

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended March 31, 2010 (unaudited)		Year Ended March 31, 2009	November 5, 2007(d) to September 30, 2008

Net asset value, beginning of period	$ 7.87		$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(a)	.19		.41	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		.62	(.78)

Net increase (decrease) in net asset value from operations	.47		1.03	(.37)

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.42)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.19)		(.54)	(.39)

Net asset value, end of period	$ 8.15		$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value:(b)	5.99%		15.10%	(4.83)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$334,287		$191,855	$89,152
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.74	%(e)	.64%	.74	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.60	%(e)	.60%	.60	%(e)
Expenses, before waivers/reimbursements	.77	%(e)	.69%	.88	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.63	%(e)	.65%	.74	%(e)
Net investment income	4.64	%(e)	5.88%	5.37	%(e)
Portfolio turnover rate	43%		91%	140%

See footnote summary on page 61.

58	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended March 31, 2010 (unaudited)		Year Ended March 31, 2009	November 5, 2007(d) to September 30, 2008

Net asset value, beginning of period	$ 7.87		$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.16		.37	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29		.61	(.75)

Net increase (decrease) in net asset value from operations	.45		.98	(.40)

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.38)	(.35)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.17)		(.50)	(.35)

Net asset value, end of period	$ 8.15		$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value:(b)	5.73%		14.38%	(5.15)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,229		$2,302	$122
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.24	%(e)	1.15%	1.24	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.10	%(e)	1.10%	1.10	%(e)
Expenses, before waivers/reimbursements	1.43	%(e)	1.31%	1.48	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.29	%(e)	1.27%	1.34	%(e)
Net investment income	4.11	%(e)	5.35%	4.92	%(e)
Portfolio turnover rate	43%		91%	140%

See footnote summary on page 61.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	59

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended March 31, 2010 (unaudited)		Year Ended March 31, 2009	November 5, 2007(d) to September 30, 2008

Net asset value, beginning of period	$ 7.87		$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(a)	.17		.40	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29		.61	(.75)

Net increase (decrease) in net asset value from operations	.46		1.01	(.39)

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.40)	(.37)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.18)		(.52)	(.37)

Net asset value, end of period	$ 8.15		$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value:(b)	5.88%		14.88%	(5.07)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$735		$392	$59
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.97	%(e)	.89%	.99	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.84	%(e)	.85%	.85	%(e)
Expenses, before waivers/reimbursements	1.12	%(e)	.98%	1.09	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.99	%(e)	.93%	.95	%(e)
Net investment income	4.39	%(e)	5.63%	5.06	%(e)
Portfolio turnover rate	43%		91%	140%

See footnote summary on page 61.

60	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended March 31, 2010 (unaudited)		Year Ended March 31, 2009	November 5, 2007(d) to September 30, 2008

Net asset value, beginning of period	$ 7.87		$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.18		.36	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29		.66	(.83)

Net increase (decrease) in net asset value from operations	.47		1.02	(.36)

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.42)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.19)		(.54)	(.39)

Net asset value, end of period	$ 8.15		$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value:(b)	6.02%		15.00%	(4.72)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,801		$2,897	$67
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.69	%(e)	.60%	.74	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.57	%(e)	.54%	.60	%(e)
Expenses, before waivers/reimbursements	.69	%(e)	.60%	.77	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.57	%(e)	.54%	.63	%(e)
Net investment income	4.51	%(e)	5.88%	5.45	%(e)
Portfolio turnover rate	43%		91%	140%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

(d)	Commencement of distribution.

(e)	Annualized.

*	Revised to include interest expense.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	61

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Fernando Grisales(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen Woetzel, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Fernando Grisales, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

62	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 3-5, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	63

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis),

64	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital Global Aggregate Bond Index (USD hedged) and the Barclays Capital Global Treasury Index (USD hedged), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2009. The directors noted that the Fund was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period and 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 3-, 5- and 10-year periods, and that the Fund lagged the indices in the 1-year period and outperformed the indices in the 3-, 5- and 10-year periods. The directors also noted that they had approved modifications to the Fund’s investment policy guidelines and a name change to AllianceBernstein Global Bond Fund, Inc. effective November 2007. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	65

schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Fund pays a higher fee rate than registered investment companies with an investment style similar to that of the Fund that are sub-advised by the Adviser.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that, at the Fund’s current size, its contractual effective advisory fee rate of 50 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The

66	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	67

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Bond Fund, Inc., (the “Fund”).2 ,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that Senior Officer’s fee evaluation was completed on October 21, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	It should be noted that prior to November 5, 2007, the Fund was named AllianceBernstein Global Government Income Trust, Inc.

68	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.4 Also shown below are the Fund’s net assets as of September 30, 2009 and September 30, 2008.

Category	Advisory Fee Based on % of Average Daily Net Assets	September 30, 2009 Net Assets ($MM)	September 30, 2008 Net Assets ($MM)
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,187.3	$2,143.1

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $109,575 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5] (03/31/09)		Fiscal Year End
Global Bond Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.60 0.90 1.60 1.60 1.10 0.85 0.60	% % % % % % %	0.71 1.01 1.74 1.71 1.30 1.01 0.63	% % % % % % %	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Annualized.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	69

providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

70	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2009 net assets.

Fund	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Bond Fund, Inc.	$2,187.3	Global Plus Fixed Income Schedule 50 bp on 1st $30 million 25 bp on the balance Minimum account size: $25m	0.253%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Bond, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[7]
Global Bond Fund, Inc.	Global Bond
	Class A	1.10%
	Class I (Institutional)	1.05%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual funds that have a somewhat similar investment style as the Funds are as follows:

Fund	ITM Mutual Fund	Fee[8]
Global Bond Fund, Inc.	Global Income Fund Global Bond Fund 1 Global Bond Fund 2 Global Bond Fund 3	0.75% 0.54% 0.54% 0.45%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown is what

7	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

8	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 21, 2009 by Reuters was ¥92.06 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $325.9 million; ¥20 billion would be equivalent to approximately $217.2 million; and ¥450 billion would be equivalent to approximately $4.888 billion.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	71

would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on September 30, 2009 net assets:

Fund		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Fund Advisory Fee
Global Bond Fund, Inc.	Client #1	AB Sub-Advisory Fee Schedule: 0.15% of average daily net assets	0.150%	0.500%

		Client #1 Advisory Fee Schedule: Advisory Fee 0.15% of average daily net assets Administrative Fee 0.60% of average daily net assets	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. While it appears the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such discounted fees due to differences in terms of the service provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

72	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Global Bond Fund, Inc.	0.500	0.559	1/7

Lipper also compared the Portfolio’s total expense ratios in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.13

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Bond Fund	0.906	1.019	2/7	1.105	3/20

Based on this analysis, the Fund has an equally favorable ranking on a management fee basis and on a total expense ratio basis.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. The contractual management fee does not reflect the expense cap, which reduces the effective management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

14	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	73

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $219,813, $10,128,323 and $311,473 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an

74	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

omnibus basis. ABIS’ after-tax profitability increased slightly in 2008 in comparison to 2007. During the Fund’s most recently completed fiscal year, ABIS received $954,060 in fees from the Fund.15

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $53,106 under the offset agreement between the Fund and ABIS.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	75

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $498 billion as of September 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended July 31, 2009.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.79	3.79	4.05	4/7	14/25
3 year	6.74	6.22	6.22	2/7	3/21
5 year	7.44	5.62	5.46	2/7	2/19
10 year	8.76	5.56	5.56	2/5	2/13

19	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that are shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

76	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Fund (in bold)22 versus its benchmarks.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending July 31, 2009 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Bond Fund	3.79	6.74	7.44	8.76	8.43	7.97	0.70	10
Barclays Capital Global Aggregate Bond Index (USD hedged)	7.70	5.67	5.09	5.67	N/A	2.80	0.92	10
Barclays Capital Global Treasury Index (USD hedged)	7.49	5.88	5.35	5.52	N/A
Inception Date: March 27, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2009

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2009. Benchmark inception is from the nearest month end after Fund’s actual inception date.

24	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark Volatility and Sharpe Ratio information was estimated by the Senior Officer using Standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	77

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

78	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	79

NOTES

80	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	81

NOTES

82	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	83

NOTES

84	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

ALLIANCEBERNSTEIN GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GBF-0152-0310

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Bond Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date:	May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date:	May 28, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	May 28, 2010